                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (date of earliest event reported):  MARCH 31, 2000



                           LYONDELL CHEMICAL COMPANY
            (Exact name of registrant as specified in its charter)

                                   DELAWARE
                (State or other jurisdiction of incorporation)

         1-10145                                          95-4160558
(Commission File Number)                       (IRS Employer Identification No.)



1221 MCKINNEY STREET, SUITE 700, HOUSTON, TEXAS              77010
   (Address of principal executive offices)                (Zip Code)


                                (713) 652-7200
             (Registrant's telephone number, including area code)

                                NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     On March 31, 2000 Lyondell Chemical Company ("Lyondell") completed the sale of its worldwide polyols business, along with an ownership interest in its U.S. propylene oxide ("PO") manufacturing operations, to Bayer AG and Bayer Corporation for approximately $2.45 billion in cash. Lyondell will use the net proceeds of the transaction to repay a portion of its long-term debt associated with the acquisition of ARCO Chemical Company in 1998. The text of Lyondell's press release announcing the completion of the transaction is filed as an exhibit to this Current Report on Form 8-K.

     In addition to the polyols assets, Bayer will receive (i) an ownership interest in Lyondell's Channelview and Bayport, Texas PO manufacturing plants through formation of a 50-year joint venture to manufacture PO and (ii) a non-exclusive and non-transferable license to use PO technology in the manufacturing joint venture via a separate, co-terminous technology joint venture between the parties. Lyondell and Bayer have also entered into a logistics arrangement that permits Bayer to utilize Lyondell's global logistics system for PO on an at-cost basis, thereby reducing PO logistics costs for both parties. The parties have entered into other ancillary agreements, including long-term requirements contracts whereby Bayer will purchase, from Lyondell, Bayer's incremental PO requirements in excess of PO received from the manufacturing joint venture.

     As a part of the transaction, Lyondell and Bayer agreed to pursue the construction of PO-11, a previously announced PO/SM plant in Europe.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (b)  Unaudited pro forma financial information
                                                                                      Page No.
                                                                                     ---------
                Unaudited Pro Forma Financial Data                                       2
                Income Statement for the Year Ended December 31, 1999                    3
                Balance Sheet as of December 31, 1999                                    4
                Notes to Unaudited Pro Forma Financial Data                              5


         (c)  Exhibits.

              2.1  --  Master Transaction Agreement dated November 16, 1999 among Lyondell Chemical Company, Bayer AG and Bayer
                       Corporation (filed as an exhibit to the Company's Current Report on Form 8-K dated November 16, 1999 and incorporated herein by reference).

              2.2  --  Amended and Restated Master Transaction Agreement dated as of March 31, 2000 among Lyondell Chemical Company,
                       Bayer AG and Bayer Corporation.

              2.3  --  Amended and Restated Master Asset and Stock Purchase Agreement dated as of March 31, 2000 among Lyondell
                       Chemical Company, the entities set forth on Schedule 1 thereto, Bayer AG and Bayer Corporation.

              2.4  --  Amended and Restated Limited Partnership Agreement of PO JV, LP dated as of March 31, 2000.

              2.5  --  Limited Partnership Interest Purchase and Sale Agreement dated as of March 31, 2000 among Lyondell SAT, Inc.,
                       Lyondell POTechLP, Inc., BAYPO I LLC, BAYPO II LLC and BIPPO Corporation.

              99.1 --  Press Release of Lyondell Chemical Company dated April 3, 2000.

                           LYONDELL CHEMICAL COMPANY

                       UNAUDITED PRO FORMA FINANCIAL DATA


On March 31, 2000, Lyondell Chemical Company ("Lyondell") completed the sale of its worldwide polyols business, along with an ownership interest in its U.S. propylene oxide ("PO") operations, to Bayer AG and Bayer Corporation (collectively "Bayer") for approximately $2.45 billion in cash.

The following condensed income statement and balance sheet present the unaudited pro forma consolidated operating results for the year ended December 31, 1999 and the pro forma consolidated financial position of Lyondell as of December 31, 1999 as if the Bayer transaction had occurred as of January 1, 1999 for income
statement purposes and on December 31, 1999 for balance sheet purposes.   The
pro forma financial statements assume that net proceeds of $2.05 billion were used to retire debt in accordance with the provisions of Lyondell's credit facility and indentures.

The unaudited pro forma data presented below are not necessarily indicative of the results of operations of Lyondell that would have occurred had such transactions actually been consummated as of the indicated dates nor are they necessarily indicative of future results. The pro forma financial statements are based on data as of December 31, 1999. The final transaction and proceeds will be based on March 31, 2000 data and could yield results that differ from the financial information presented below. However, such changes are not expected to be material.

The unaudited pro forma financial data should be read in conjunction with the historical financial statements and notes thereto of Lyondell which are included in its annual report on Form 10-K for the year ended December 31, 1999.

                           LYONDELL CHEMICAL COMPANY

                      UNAUDITED PRO FORMA INCOME STATEMENT

                      For the Year Ended December 31, 1999


(Millions of dollars, except per share amounts)                               PRO FORMA ADJUSTMENTS
                                                                            -------------------------
                                                            LYONDELL         ASSET            DEBT
                                                           HISTORICAL         SALE          REDUCTION         PRO FORMA
                                                        --------------      -------       -------------     -------------

Sales and other operating revenues                           $  3,693       $ (829)   (a)   $     --          $  2,864

 Operating costs and expenses:
  Cost of sales                                                 2,891         (615)   (a)         --             2,276
  Selling, general and administrative expenses                    240          (65)   (a)         --               175
  Research and development expense                                 58          (38)   (a)         --                20
  Amortization of goodwill and other intangible items             100          (15)   (a)         --                85
                                                        -------------      --------         ---------        ---------

Operating income                                                  404          (96)               --               308

Interest expense                                                 (616)          --               195   (c)       (421)
Interest income                                                    27           --                --                27
Other income, net                                                   5           --                --                 5
                                                        -------------      --------         ---------       ----------

Loss before equity investments and income taxes                  (180)         (96)              195               (81)

Income from equity investments                                     76           --                --                76
                                                        -------------      --------         ---------      -----------

Loss before income taxes                                         (104)         (96)               195               (5)

Provision for (benefit from) income taxes                         (24)         (26)   (b)          53   (b)          3
                                                        -------------      --------         ---------      -----------

Net loss from continuing operations                          $    (80)      $  (70)              $142         $     (8)
                                                        =============      ========        ==========      ===========

Basic and diluted loss per share
   from continuing operations                                  $(0.77)                                        $  (0.08)
                                                        -------------                                      -----------
Average shares outstanding (in thousands)                     103,115                                          103,115
                                                        -------------                                      -----------



                See notes to unaudited pro forma financial data.

                           LYONDELL CHEMICAL COMPANY

                       UNAUDITED PRO FORMA BALANCE SHEET

                            As of December 31, 1999

(Millions of dollars)                                               PRO FORMA ADJUSTMENTS
                                                           --------------------------------
                                                                  ASSET              DEBT
                                                   LYONDELL        SALE           REDUCTION          PRO FORMA
                                                -----------   -----------      -------------      -------------

Cash and cash equivalents                            $  307      $ 2,462    (d)
                                                                     (10)   (e)     $(2,050)   (m)      $  709
Accounts receivable, net                                566         (154)   (e)          --                412
Inventories                                             519         (136)   (e)          --                383
Prepaid expenses and other current assets               114           --                 --                114
Deferred tax assets                                     380         (272)   (f)          --                108
                                                -----------   ----------      -------------      -------------

   Total current assets                               1,886        1,890             (2,050)             1,726

Property, plant and equipment, net                    4,291       (1,268)   (g)
                                                                    (516)   (e)          --              2,507
Investments and long-term receivables                 1,015           (9)   (e)
                                                                   1,268    (g)
                                                                    (528)   (h)          --              1,746
Goodwill, net                                         1,545         (350)   (e)          --              1,195
Deferred charges and other assets                       761         (121)   (e)          --                640
                                                -----------   ----------      -------------      -------------

   Total assets                                      $9,498      $   366            $(2,050)            $7,814
                                                ===========   ==========      =============      =============

Accounts payable                                     $  350      $   (19)   (e)   $      --             $  331

Current maturities of long-term debt                    225           --                (14)   (m)         211
Other accrued liabilities                               446          (28)   (e)
                                                                     385    (i)          --                803
                                                -----------   ----------      -------------      -------------

   Total current liabilities                          1,021          338                (14)             1,345

Long-term debt, less current maturities               6,046           --             (2,036)   (m)       4,010
Other liabilities and deferred credits                  331           62    (j)          --                393
Deferred income taxes                                   891          (12)   (e)
                                                                    (306)   (k)          --                573
Minority interest                                       202          (11)   (e)          --                191
Total stockholders' equity                            1,007          295    (l)          --              1,302
                                                -----------   -----------      -------------      -------------

   Total liabilities and stockholders' equity        $9,498      $   366            $(2,050)            $7,814
                                                ===========   ===========      =============      =============



                See notes to unaudited pro forma financial data.

                           LYONDELL CHEMICAL COMPANY

                  NOTES TO UNAUDITED PRO FORMA FINANCIAL DATA


(a)  To eliminate the operating results of the polyols business sold to Bayer.

(b) To tax effect the pro forma adjustments using Lyondell's overall effective tax rate of 27% for 1999.

(c) To reflect the reduction in interest expense resulting from the repayment of debt using proceeds of the sale. See note (m).

(d)  To reflect the cash proceeds received from Bayer.

(e) To eliminate the assets and related liabilities of the polyols business sold to Bayer.

(f) To reflect the utilization of deferred tax assets associated with domestic net operating loss carryforwards as an offset to the taxable income from the transaction.

(g) To reflect the transfer of U.S. PO production assets into the newly formed PO joint venture ("PO Joint Venture").

(h) To reflect the sale of an ownership interest in the PO Joint Venture to Bayer.

(i) To reflect the liabilities for costs related to the sale, including employee severance, relocation and other employee benefits, transfer taxes and investment banker fees.

(j) To reflect the deferred revenue related to Bayer's option to purchase additional annual quantities of PO.

(k) To reflect the reversal of the deferred tax liability related to the lower tax bases of the polyols and PO assets sold.

(l)  To record the estimated after-tax gain on the transaction.

(m) To reflect the application of $2.05 billion of proceeds from the sale to payment of current and long-term portions of Term Loan A - $1,095 million and Term Loan B - $955 million. As a result of the early extinguishment of Term Loan A and Term Loan B, Lyondell will recognize an extraordinary loss, net of income taxes, of approximately $29 million during 2000. The loss results from the write-off of unamortized debt issue costs and amendment fees as well as certain prepayment costs.

                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    LYONDELL CHEMICAL COMPANY



                                    By:   /s/  Gerald A. O'Brien
                                         -------------------------------------
                                         Name:  Gerald A. O'Brien
                                         Title: Vice President, Deputy General
                                                Counsel and Secretary





Date:  April 14, 2000